UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2013 rue21, inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-34536	25-1311645
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Commonwealth Drive Warrendale, Pennsylvania	15086
(Address of principal executive offices)	(Zip Code)

(724) 776-9780

(Registrant’s telephone number including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On May 23, 2013, rue21, inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (“Merger Agreement”) with Rhodes Holdco, Inc., a Delaware corporation, (“Parent”), and Rhodes Merger Sub, Inc., a newly formed Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), providing for the merger (the “Merger”) of Merger Sub with and into the Company, with the Company surviving the Merger as a wholly owned subsidiary of Parent. Parent and Merger Sub are affiliates of Apax Partners L.P. (“Apax”). The merger consideration is $42.00 per share in cash, without interest. A copy of the press release issued by the Company announcing the transaction is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The material terms of the Merger Agreement, including the conditions thereto, will be described in a subsequent filing on Form 8-K.

Additional Important Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed Merger. In connection with the proposed transaction, rue21 intends to file a proxy statement with the Securities and Exchange Commission (the “SEC”) and mail it to its stockholders. Stockholders of rue21 are urged to read the proxy statement and the other relevant material when they become available because they will contain important information about rue21, Apax, the proposed transaction and related matters. STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER. The proxy statement and other relevant materials (when available), and any and all documents filed by rue21 with the SEC, may also be obtained for free at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by rue21 by directing a written request to rue21, Attention Corporate Secretary, 800 Commonwealth Drive, Warrendale, Pennsylvania, 15086.

rue21, its executive officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of rue21 in connection with the proposed Merger. Information about those executive officers and directors of rue21 and their ownership of rue21 common stock is set forth in the rue21 proxy statement for its 2013 Annual Meeting of Stockholders, which was filed with the SEC on April 26, 2013, and its Annual Report on Form 10-K for the year ended February 2, 2013, which was filed with the SEC on April 3, 2013. These documents may be obtained for free at the SEC’s website at www.sec.gov, and from rue21 by contacting rue21, Attention Corporate Secretary, 800 Commonwealth Drive, Warrendale, Pennsylvania, 15086. Additional information regarding the interests of participants in the solicitation of proxies in connection with the transaction will be included in the proxy statement that rue21 intends to file with the SEC.

Forward-Looking Statements

This communication may include predictions, estimates and other information that might be considered forward-looking statements, including, without limitation, statements relating to the completion of this transaction. These statements are based on current expectations and assumptions that are subject to risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors, including: (1) rue21 may be unable to obtain stockholder approval as required for the transaction; (2) conditions to the closing of the transaction may not be satisfied; (3) the transaction may involve unexpected costs, liabilities or delays; (4) the business of rue21 may suffer as a result of uncertainty surrounding the transaction; (5) the outcome of any legal proceedings related to the transaction; (6) rue21 may be adversely affected by other economic, business, and/or competitive factors; (7) the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement; (8) the ability to recognize benefits of the transaction; (9) risks that the transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction; and (10) other risks to consummation of the transaction, including the risk that the transaction will not be consummated within the expected time period or at all. Additional factors that may affect the future results of rue21 are set forth in its filings with the SEC, including its Annual Report on Form 10-K for the year ended February 2, 2013, which is available on the SEC’s website at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof. Except as required by applicable law, rue21 undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date thereof.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated May 23, 2013

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

rue21, inc.

By:	/s/ Stacy Siegal
Stacy Siegal
Senior Vice President and Chief Administrative Officer

May 23, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated May 23, 2013